Supplement dated January 2, 2024 to the following prospectus and summary prospectus, each as previously amended or supplemented:

American Beacon U.S. Government Money Market Select Fund (the “Fund”)

Prospectus and Summary Prospectus dated May 1, 2023

American Beacon Advisors, Inc. (the “Manager”) serves as the investment manager to the American Beacon Select Funds (the “Trust”). This supplement is intended to update certain information relating to the Manager’s parent company, Resolute Investment Managers, Inc. (“RIM”), and RIM’s indirect owner, Resolute Investment Holdings, LLC (“RIH”), that was previously disclosed in a supplement to the Prospectus, Summary Prospectus and Statement of Additional Information of the Fund dated July 17, 2023.

On December 29, 2023, RIM and certain of its affiliates (collectively, “Resolute”) and their equity owners completed a transaction (“Transaction”) with certain creditors of RIM to strengthen Resolute’s capital structure (the “Closing”). In connection with the Closing, (i) RIH, Resolute Topco, Inc. (“Topco”), a wholly-owned subsidiary of RIH, RIM, and certain of their affiliates, and (ii) the prior owners of approximately 93% of RIH, entered into an exchange agreement with certain creditors of RIM (the “New Ownership Group”) pursuant to which, among other things, new equity interests in Topco were issued to members of the New Ownership Group and the then-existing equity interests in RIH were retired and canceled.

Upon the Closing, the Manager became wholly owned indirectly by the New Ownership Group. The Transaction is not expected to result in any change in the day-to-day management of the Manager. However, the Closing resulted in the change of control of the Manager, which resulted in an assignment and the termination of the Trust’s Management Agreement with the Manager. Effective upon the Closing, a new Management Agreement between the Manager and the Trust, on behalf of the Fund, went into effect, as previously approved by shareholders.

In connection with the Closing, the following changes are made to the Prospectus effective immediately.

A. The information below replaces the first paragraph contained in the section of the Fund’s prospectus entitled “Fund Management - The Manager”:

AMERICAN BEACON ADVISORS, INC. (the “Manager”) serves as the Manager and administrator of the Fund. The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of  Resolute Topco, Inc. (“Topco”), which is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity interests of Topco.

B. All references to Kelso & Company, L.P. or Estancia Capital Management, LLC are deleted from the Fund’s prospectus.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supplement dated January 2, 2024 to the following Statement of Additional Information, as previously amended or supplemented:

American Beacon U.S. Government Money Market Select Fund (the “Fund”)

Statement of Additional Information dated May 1, 2023

American Beacon Advisors, Inc. (the “Manager”) serves as the investment manager to the American Beacon Select Funds (the “Trust”). This supplement is intended to update certain information relating to the Manager’s parent company, Resolute Investment Managers, Inc. (“RIM”), and RIM’s indirect owner, Resolute Investment Holdings, LLC (“RIH”), that was previously disclosed in a supplement to the Prospectus, Summary Prospectus and Statement of Additional Information of the Fund dated July 17, 2023.

On December 29, 2023, RIM and certain of its affiliates (collectively, “Resolute”) and their equity owners completed a transaction (“Transaction”) with certain creditors of RIM to strengthen Resolute’s capital structure (the “Closing”). In connection with the Closing, (i) RIH, Resolute Topco, Inc. (“Topco”), a wholly-owned subsidiary of RIH, RIM, and certain of their affiliates, and (ii) the prior owners of approximately 93% of RIH, entered into an exchange agreement with certain creditors of RIM (the “New Ownership Group”) pursuant to which, among other things, new equity interests in Topco were issued to members of the New Ownership Group and the then-existing equity interests in RIH were retired and canceled.

Upon the Closing, the Manager became wholly owned indirectly by the New Ownership Group. The Transaction is not expected to result in any change in the day-to-day management of the Manager. However, the Closing resulted in the change of control of the Manager, which resulted in an assignment and the termination of the Trust’s Management Agreement with the Manager. Effective upon the Closing, a new Management Agreement between the Manager and the Trust, on behalf of the Fund, went into effect, as previously approved by shareholders.

In connection with the Closing, the following changes are made to the Statement of Additional Information effective immediately.

A. The information below replaces the first and second paragraphs and the first table contained in the section of the Fund’s Statement of Additional Information entitled “MANAGEMENT, ADMINISTRATIVE, AND DISTRIBUTION SERVICES - The Manager”:

The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”).  RIM is, in turn, a wholly-owned subsidiary of  Resolute Acquisition, Inc., a wholly-owned subsidiary of  Resolute Topco, Inc. (“Topco”). Topco is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity interests of Topco. The address of Topco is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

Listed below are individuals and entities that may be deemed control persons of the Manager.

Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Resolute Topco, Inc.	Parent Company	Holding Company – Founded in 2015

B. All references to Kelso & Company, L.P. or Estancia Capital Management, LLC are deleted from the Fund’s Statement of Additional Information.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE